Exhibit 10.43

General Motors Company

300 Renaissance Center

Detroit, Michigan 48265-3000

October 21, 2010

The United States Department of the Treasury

1500 Pennsylvania Avenue, NW

Washington, D.C. 20220

Attention: Chief Counsel Office of Financial Stability

Canada GEN Investment Corporation

1235 Bay Street, Suite 400

Toronto, ON M54 3K4

UAW Retiree Medical Benefits Trust

P.O. Box 14309

Detroit, Michigan 48214

Motors Liquidation Company

2000 Town Center

Suite 2400

Southfield, MI 48075

Ladies and Gentlemen:

Reference is hereby made to that certain Equity Registration Rights Agreement, dated as of October 15, 2009 (the “ERRA”), by and among General Motors Company (f/k/a General Motors Holding Company) (the “Corporation”), The United States Department of the Treasury, Canada GEN Investment Corporation (f/k/a 7176384 Canada Inc.), the UAW Retiree Medical Benefits Trust, Motors Liquidation Company, and, for limited purposes, General Motors LLC. Capitalized terms used in this letter and not otherwise defined herein shall have the meanings attributed to such terms in the ERRA.

The Corporation intends to file in Canada one or more prospectuses relating to the Corporation’s IPO, and from time to time after the IPO, the Corporation may wish to make prospectus offerings and sales of Registrable Securities in Canada. The Corporation understands that the Holders may wish from time to time to make prospectus offerings and sales of Registrable Securities in Canada. In connection with the foregoing, each of us hereby: (i) agrees that references in Section 2.9 of the ERRA to any “untrue statement” or “untrue statement of a material fact” in any “prospectus” or “related prospectus” (or phrases to similar effect) shall be deemed to cover any “misrepresentation” in any “Canadian Prospectus” and (ii) acknowledges that each of us will be relying upon such agreement in connection with any prospectus offerings and sales of Registrable Securities in Canada. For the avoidance of doubt, (A) each of us shall be entitled to the applicable rights to, and shall be subject to the applicable obligations in respect of, indemnification and contribution set forth in Section 2.9 of the ERRA in connection with sales of Registrable Securities pursuant to any Canadian Prospectus, and (B) the proviso in Section 2.9.1 of the ERRA that begins with the words “provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectuses or Issuer Free Writing Prospectuses…” shall not apply with respect to a misrepresentation in a Canadian Prospectus.

As used in this letter agreement, the term “misrepresentation” has the meaning attributed to such term in the applicable securities legislation of each province and territory of Canada, and the term “Canadian Prospectus” means a prospectus filed by the Corporation under the applicable securities laws of any province or territory of Canada qualifying the distribution of Registrable Securities and includes a preliminary prospectus, a preliminary MJDS prospectus (as defined in National Instrument 71-101 – The Multijurisdictional Disclosure System (“NI 71-101”)), a final prospectus, an MJDS prospectus (as defined in NI 71-101), any amendment or supplement thereto and any related materials, as applicable.

Notwithstanding Section 4.9 of the ERRA, this letter is binding on the Corporation and each Holder of Registrable Securities and their respective successors and permitted assigns under the ERRA.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

Very truly yours,

GENERAL MOTORS COMPANY

By:	/s/ Daniel Ammann
Name:	Daniel Amman
Title:	Vice President Finance & Treasurer

Acknowledged and agreed:

THE UNITED STATES DEPARTMENT OF THE TREASURY

By:	/s/ Timothy G. Massad
Name:	Timothy G. Massad
Title:	Acting Assistant Secretary for Financial Stability

CANADA GEN INVESTMENT CORPORATION

By:	/s/ Michael Carter
Name:	Michael Carter
Title:	President

By:	/s/ Andrew Stafl
Name:	Andrew Stafl
Title:	Vice President

UAW RETIREE MEDICAL BENEFITS TRUST

By:	/s/ Nell Hennessy
Name:	Nell Hennessy
Title:	Chief Executive Officer, Fiduciary Counselors, Inc.

MOTORS LIQUIDATION COMPANY

By:	/s/ A.A. Koch
Name:	A.A. Koch
Title:	President